Page 1 of 2 AMENDMENT TWO TO STATEMENT OF WORK NO. 1 TO THE MASTER LOGISTICS SERVICES AGREEMENT This AMENDMENT TWO TO STATEMENT OF WORK NO. 1 TO THE MASTER LOGISTICS SERVICES AGREEMENT (this “Amendment”) is made and entered into as of September 27, 2021 (“Amendment Effective Date”), by and between Prestige Brands, Inc. (“CLIENT”) and Geodis Logistics LLC (“GEODIS” each a “Party” and collectively, the “Parties”). RECITALS: A. The Parties entered into that certain Master Logistics Services Agreement dated May 13, 2019 (the “Agreement”); and B. In conjunction with the Agreement, GEODIS and CLIENT executed that certain Statement of Work No. 1, dated May 13, 2019 (together with that certain Amendment One to Statement of Work No. 1 dated August 5, 2021, “SOW 1”), wherein GEODIS provides CLIENT certain warehousing services at the facility located at 1716 Innovation Blvd., Clayton, IN (“Warehouse”); and C. The Parties wish to further amend SOW 1 as set forth herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend SOW 1 as follows: 1. Defined Terms. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in SOW 1. 2. Amendment to SOW Term. Section 2 (STATEMENT OF WORK TERM) shall be deleted in its entirety and replaced with the following: 2. STATEMENT OF WORK TERM. The term of this SOW (“SOW Term”) shall commence on the SOW Effective Date and shall continue through April 30, 2022 (“Initial Term”) unless terminated pursuant to Section 8 of the MSA. Thereafter, the SOW Term shall auto-renew on a year to year basis (“Renewal Term”). The Initial Term and any Renewal Term(s) shall be collectively referred to as the “SOW Term.” 3. Amendment to Exhibit A. The third paragraph of Section 1 (Overview) of Exhibit A shall be deleted in its entirety and replaced with the following: After receipt, Products will be stored at the Warehouse, which has the following maximum capacity allocated for the performance of the Services on CLIENT’s behalf: 500,000 square feet for Year 1 and Year 2, 536,755 square feet for Year 3 and 602,073 square feet for Year 4 and 5. The amount of space allocated for Products and Services may be adjusted upon written agreement of the Parties. 4. Amendment to Exhibit B. Effective October 1, 2021, Section 6 (Storage) shall be deleted in its entirety and replaced with the following: Beginning on July 1, 2019, CLIENT will be invoiced a monthly fee of [***], for storage (the “Storage Rate”) for the three months prior to Go Live Receiving and through Year 1 of this SOW-1 pursuant to the invoicing terms of this Exhibit B. For Year 2 through the SOW Term, CLIENT will be charged the monthly fees set forth in Table 6.1. Year 1’s monthly Storage Rate is calculated based upon CLIENT’s occupation of 500,000 square feet in the Warehouse at a rate of [***] per square foot, plus Margin. Beginning Year 3, CLIENT will occupy 536,755 square feet in the Warehouse. For Year 4 and Year 5, CLIENT will occupy 602,073 square feet in the Warehouse. The space rate and monthly fee is summarized in the table below. DocuSign Envelope ID: 32E7B012-E9E3-403E-83B0-3FB5A3B716CD [***] Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Exhibit 10.2

Page 2 of 2 TABLE 6.1 – STORAGE MONTHLY FEE Y1 Y2 Y3 Y4 Y5 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] In the event the Parties negotiate alterations to the space requirements in Year 3, 4 or 5, such alterations will be memorialized in an amendment between the Parties. 5. Except as provided herein, SOW 1 shall remain unchanged and in full force and effect in accordance with its terms. It is specifically understood and agreed that the foregoing shall not be deemed to be a waiver or amendment of any other provision of the SOW 1 or either Party’s rights or remedies under SOW 1. IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date set forth above. PRESTIGE BRANDS, INC. GEODIS LOGISTICS LLC Signature: Signature: Name: Name: Anthony Jordan Title: Title: EVP, Chief Operating Officer DocuSign Envelope ID: 32E7B012-E9E3-403E-83B0-3FB5A3B716CD Jeff Zerillo SVP, Operations